UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
_______________________________

Investment Company Act file number:  811-05385

Deutsche Value Series, Inc.
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)  (Zip code)

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 250-3220

Date of fiscal year end:  11/30

Date of reporting period:  2/28/2015

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of February 28, 2015 (Unaudited)

Deutsche CROCI® Equity Dividend Fund
(formerly Deutsche Equity Dividend Fund)
	Shares	Value ($)
Common Stocks 99.4%
Consumer Discretionary 12.9%
Hotels, Restaurants & Leisure 2.6%
McDonald's Corp.	327,700	32,409,530
Leisure Products 2.3%
Mattel, Inc.	1,113,300	29,302,056
Multiline Retail 5.2%
Kohl's Corp. (a)	482,200	35,586,360
Macy's, Inc.	450,000	28,674,000

		64,260,360
Textiles, Apparel & Luxury Goods 2.8%
Coach, Inc.	804,100	35,018,555
Consumer Staples 14.4%
Beverages 4.8%
Coca-Cola Co.	696,900	30,175,770
PepsiCo, Inc.	305,100	30,198,798

		60,374,568
Food & Staples Retailing 2.3%
Wal-Mart Stores, Inc.	336,700	28,259,231
Household Products 2.3%
Procter & Gamble Co.	342,200	29,131,486
Tobacco 5.0%
Philip Morris International, Inc.	360,500	29,907,080
Reynolds American, Inc.	425,200	32,153,624

		62,060,704
Energy 10.7%
Energy Equipment & Services 2.3%
National Oilwell Varco, Inc.	515,000	27,990,250
Oil, Gas & Consumable Fuels 8.4%
Marathon Petroleum Corp.	335,700	35,248,500
Phillips 66	427,400	33,533,804
Valero Energy Corp.	581,500	35,872,735

		104,655,039
Health Care 14.0%
Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	416,900	28,828,635
Pharmaceuticals 11.7%
AbbVie, Inc.	467,700	28,295,850
Eli Lilly & Co.	411,200	28,853,904
Johnson & Johnson	288,200	29,543,382
Merck & Co., Inc.	470,500	27,543,070
Pfizer, Inc.	902,600	30,977,232

		145,213,438
Industrials 17.4%
Aerospace & Defense 7.4%
Northrop Grumman Corp.	191,400	31,716,894
Raytheon Co.	279,800	30,433,846
United Technologies Corp.	248,000	30,233,680

		92,384,420
Electrical Equipment 5.0%
Eaton Corp. PLC	454,500	32,274,045
Emerson Electric Co.	511,300	29,614,496

		61,888,541
Industrial Conglomerates 2.5%
General Electric Co.	1,211,900	31,497,281
Machinery 2.5%
Illinois Tool Works, Inc.	314,100	31,051,926
Information Technology 24.9%
Communications Equipment 5.0%
Cisco Systems, Inc.	1,091,100	32,198,361
QUALCOMM, Inc.	408,400	29,613,084

		61,811,445
Electronic Equipment, Instruments & Components 2.3%
Corning, Inc.	1,195,200	29,162,880
IT Services 2.5%
International Business Machines Corp.	191,300	30,979,122
Semiconductors & Semiconductor Equipment 4.9%
Intel Corp.	860,500	28,611,625
Xilinx, Inc.	754,000	31,946,980

		60,558,605
Software 5.0%
CA, Inc.	982,100	31,937,892
Microsoft Corp.	687,200	30,133,720

		62,071,612
Technology Hardware, Storage & Peripherals 5.2%
Apple, Inc.	265,200	34,067,592
Seagate Technology PLC	514,800	31,464,576

		65,532,168
Materials 5.1%
Chemicals
E.I. du Pont de Nemours & Co.	405,600	31,575,960
The Mosaic Co.	603,600	32,147,736

		63,723,696

Total Common Stocks (Cost $1,126,951,512)		1,238,165,548
Securities Lending Collateral 2.8%
Daily Assets Fund Institutional, 0.11% (b) (c) (Cost $34,720,500)	34,720,500	34,720,500
Cash Equivalents 0.6%
Central Cash Management Fund, 0.06% (b) (Cost $8,061,351)	8,061,351	8,061,351

	% of Net Assets	Value ($)

Total Investments Portfolio (Cost $1,169,733,363) †	102.8	1,280,947,399
Other Assets and Liabilities, Net	(2.8)	(35,095,995)

Net Assets	100.0	1,245,851,404

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

†
The cost for federal income tax purposes was $1,169,975,954.  At February 28, 2015, net unrealized appreciation for all securities based on tax cost was $110,971,445.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $144,878,304 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,906,859.

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at February 28, 2015 amounted to $34,981,200, which is 2.8% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2015 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$1,238,165,548	$—	$—	$1,238,165,548
Short-Term Investments (d)	42,781,851	—	—	42,781,851

Total	$1,280,947,399	$—	$—	$1,280,947,399

There have been no transfers between fair value measurement levels during the period ended February 28, 2015.
(d)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® Equity Dividend Fund (formerly Deutsche Equity Dividend Fund ), a series of Deutsche Value Series, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 22, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 22, 2015